UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/21/2006

Seneca Foods Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  0-01989

New York	16-0733425
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3736 South Main Street
Marion, New York 14505-9751
(Address of principal executive offices, including zip code)

(315) 926-8100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 7.01.    Regulation FD Disclosure

On July 21, 2006, Seneca Foods Corporation announced that it has entered into exclusive negotiations to acquire the membership interests of Signature Fruit Company, LLC from John Hancock Life Insurance Company and its affiliates. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in the preceding paragraph, as well as in Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits

99.1        Press release dated July 21, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Seneca Foods Corporation

Date: July 21, 2006	By:	/s/ Philip G. Paras
Philip G. Paras
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated July 21, 2006.